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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Amendment No. 1 to Registration Statement on Form S-1 (SEC Registration Nos. 333-110214 and 333-110214-01) of our report dated February 1, 2001, relating to the financial statements of WestCoast Hospitality Corporation, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

Portland, Oregon
December 16, 2003